Exhibit 10.1
    Fifteenth Amendment to Credit Agreement

This Fifteenth Amendment to Credit Agreement (this “Fifteenth Amendment”) dated as of May 18, 2026, is among Crescent Energy Finance LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), Collateral Agent and a Letter of Credit Issuer; and the Lenders signatory hereto.

    Recitals

A.    The Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders are parties to that certain Credit Agreement dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021, the Second Amendment to Credit Agreement, dated as of March 30, 2022, the Third Amendment to Credit Agreement, dated as of March 30, 2022, the Fourth Amendment to Credit Agreement, dated as of September 23, 2022, the Fifth Amendment to Credit Agreement, dated as of July 3, 2023, the Sixth Amendment to Credit Agreement, dated as of December 13, 2023, the Seventh Amendment to Credit Agreement, dated as of April 10, 2024, the Eighth Amendment to Credit Agreement, dated as of May 24, 2024, the Ninth Amendment to Credit Agreement, dated as of June 14, 2024, the Tenth Amendment to Credit Agreement, dated as of July 30, 2024, the Eleventh Amendment to Credit Agreement, dated as of December 17, 2024, the Twelfth Amendment to Credit Agreement, dated as of May 2, 2025, the Thirteenth Amendment to Credit Agreement, dated as of October 22, 2025, and the Fourteenth Amendment to Credit Agreement, dated as of February 23, 2026, and as further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower, the Administrative Agent and the Lenders party hereto (which constitute all of the Lenders) have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifteenth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Fifteenth Amendment refer to sections, exhibits and schedules of the Credit Agreement.
Section 2.Amendments to the Credit Agreement on the Fifteenth Amendment Effective Date. Subject to the conditions precedent contained in Section 3 hereof, effective as of the Fifteenth Amendment Effective Date, the Credit Agreement shall be amended effective as of the Fifteenth Amendment Effective Date in the manner provided in this Section 2.
2.1Amendments to Section 1.1.
(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Aggregate Elected Commitment Amount” means the sum of the Elected Commitment Amounts of all of the Lenders. The Aggregate Elected Commitment Amount as of the Fifteenth Amendment Effective Date is $2,000,000,000.
“Aggregate Maximum Credit Amount” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be increased, reduced or terminated from time to time in connection with an optional increase of the Aggregate Maximum Credit Amount pursuant to Section 2.16(a) or a termination or reduction of the Aggregate Maximum Credit Amount pursuant to Section 4.2. The Aggregate Maximum Credit Amount as of the Fifteenth Amendment Effective Date is $6,000,000,000.
“Agreement” shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, the Fourteenth Amendment and the Fifteenth Amendment, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.
“Elected Commitment Amount” shall mean, (a) with respect to each Revolving Lender as of the Fifteenth Amendment Effective Date, the amount set forth opposite such Revolving Lender’s name on Schedule 1.1(a) as such Revolving Lender’s “Elected Commitment Amount” and (b) in the case of any Person that becomes a Revolving Lender after the Fifteenth Amendment Effective Date, the amount specified as such Revolving Lender’s “Elected Commitment Amount” in the Assignment and Acceptance or in the Incremental Agreement pursuant to which such Revolving Lender assumed a portion of the Total Revolving Commitment, in each case as the same may be changed from time to time pursuant to the terms of this Agreement.
“Initial Maturity Date” shall mean the fifth anniversary of the Fifteenth Amendment Effective Date, or, if such anniversary is not a Business Day, the Business Day immediately following such anniversary.

“Revolving Lenders” shall mean the Persons listed as “Revolving Lenders” on Schedule 1.1(a) as of the Fifteenth Amendment Effective Date, and any other Person that shall have become a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to Section 2.16 or pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to an Assignment and Acceptance.
“Specified Existing Notes” shall mean, the 7.750% Specified Crescent Notes and the 9.750% Specified Crescent Notes.

(b)Each of the following definitions is hereby added where alphabetically appropriate to read as follows:
“7.750% Specified Crescent Notes” means the 7.750% senior notes due 2029 outstanding on the Fifteenth Amendment Effective Date issued pursuant to that certain Indenture, dated as of January 2, 2026, among Crescent Energy Finance LLC, the guarantors named therein, and U.S. Bank Trust Company, National Association, as trustee (as amended or supplemented from time to time).
“9.750% Specified Crescent Notes” means the 9.750% senior notes due 2030 outstanding on the Fifteenth Amendment Effective Date issued pursuant to that certain Indenture, dated as of January 2, 2026, among Crescent Energy Finance LLC, the guarantors named therein, and U.S. Bank Trust Company, National Association, as trustee (as amended or supplemented from time to time).
“Fifteenth Amendment” shall mean that certain Fifteenth Amendment to Credit Agreement, dated as of May 18, 2026, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Fifteenth Amendment Effective Date” has the meaning assigned to such term in the Fifteenth Amendment.
(c)Each of the defined terms “9.250% Specified Existing Notes” and “9.250% Specified Existing Notes Indenture” is hereby deleted in its entirety.
2.2Amendment to Section 2.14(a). Section 2.14(a) is hereby amended and restated in its entirety to read as follows:
(a)Fifteenth Amendment Borrowing Base. For the period from and including the Fifteenth Amendment Effective Date to but excluding the first Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be equal to $3,500,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to adjustments from time to time pursuant to the Borrowing Base Adjustment Provisions. For purposes of this Agreement the determination of the

Borrowing Base on the Fifteenth Amendment Effective Date shall constitute the April 1, 2026 Scheduled Redetermination.
2.3Amendment to Section 2.14(e). Section 2.14(e) is hereby amended by replacing the phrase “(y) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Thirteenth Amendment Effective Date and ending on the Scheduled Redetermination Date for the April 1, 2026 Scheduled Redetermination, in an aggregate principal amount of up to $600,000,000” contained therein with the phrase “(y) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Fifteenth Amendment Effective Date and ending on the Scheduled Redetermination Date for the October 1, 2026 Scheduled Redetermination, in an aggregate principal amount of up to $600,000,000”.
2.4Amendment to Section 10.5(i). Section 10.5(i) is hereby amended by replacing the reference to “2.75” contained therein with “3.00”.
2.5Amendment to Section 10.6(i). Section 10.6(i) is hereby amended by replacing the reference to “2.50” contained therein with “3.00”.
2.6Amendment to Schedule 1.1(a). Schedule 1.1(a) is hereby amended and restated in its entirety to read as set forth on Schedule 1.1(a) to this Fifteenth Amendment.
Section 3.Conditions Precedent to Fifteenth Amendment Effective Date. This Fifteenth Amendment shall become effective on the date (such date, the “Fifteenth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):
3.1Amendment. The Administrative Agent shall have received from each Lender, the Administrative Agent, the Collateral Agent, each Letter of Credit Issuer and each Obligor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Fifteenth Amendment signed on behalf of such Persons.
3.2Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fifteenth Amendment Effective Date, including (to the extent invoiced at least three (3) Business Days prior), reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3Legal Opinion. The Administrative Agent shall have received the executed legal opinion of Kirkland & Ellis LLP, New York counsel to the Borrower, addressed to the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.
3.4Closing Certificates.    The Administrative Agent shall have received a certificate of each Credit Party, dated the Fifteenth Amendment Effective Date, substantially in the form of Exhibit L, with appropriate insertions, executed by an Authorized Officer of each

Credit Party, and certifying as to the documents referred to in Section 3.5(a)-(c) of this Fifteenth Amendment.
3.5Authorization of Proceedings of Each Credit Party; Organizational Documents. The Administrative Agent shall have received (a) a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or managers of each Credit Party (or a duly authorized committee thereof) authorizing (i) the execution, delivery and performance of the Credit Documents (and any agreements relating thereto) to which it is a party and (ii) in the case of the Borrower, the extensions of credit contemplated hereunder, (b) true and complete copies of each of the organizational documents of each Credit Party, (c) certifications as to the incumbency and specimen signature of each officer executing any Credit Document and (d) certificates of the appropriate State agencies (or other customary evidence) with respect to the existence, qualification and good standing (as applicable in each such jurisdiction) of each Credit Party in each jurisdiction where any such Credit Party is organized.
3.6Promissory Notes. The Administrative Agent shall have received duly executed promissory notes payable to each Lender requesting a promissory note in a principal amount equal to its Maximum Credit Amount each dated as of the date hereof.
3.7No Event of Default. After giving effect to the terms of this Fifteenth Amendment, no Event of Default shall have occurred and be continuing as of the Fifteenth Amendment Effective Date.
The Administrative Agent is hereby authorized and directed to declare the Fifteenth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Fifteenth Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.
Section 4.Miscellaneous.
4.1Confirmation.  The provisions of the Credit Agreement, as amended by this Fifteenth Amendment, shall remain in full force and effect following the Fifteenth Amendment Effective Date.
4.2Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and the Guarantors hereby: (a) acknowledges the terms of this Fifteenth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each such Credit Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the date hereof, each reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fifteenth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifteenth Amendment: (i) the representations and warranties set forth in each Credit Document to which it is a party are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), provided that such representations shall be true and correct in all respects to the extent already qualified by materiality, and (ii) no Event of Default has occurred and is continuing.
4.3Counterparts.  This Fifteenth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.
4.4No Oral Agreement.  This Fifteenth Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders party hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
4.5GOVERNING LAW.  THIS FIFTEENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.6Severability.  Any provision of this Fifteenth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.7Successors and Assigns.  This Fifteenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
4.8Credit Document. This Fifteenth Amendment is a “Credit Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fifteenth Amendment to be duly executed.

BORROWER:	CRESCENT ENERGY FINANCE LLC
By: /s/ Brandi Kendall Name: Brandi Kendall Title: Vice President
GUARANTORS:

INDEPENDENCE UPSTREAM HOLDINGS GP LLC
COLT ADMIRAL A HOLDING GP LLC
CRESCENT CONVENTIONAL LLC
CMP VENTURE CO. LLC
CRESCENT GLADIATOR LLC
CRESCENT ENERGY MIDLAND SERVICES LLC
CRESCENT (EAGLE FORD) LLC
JAVELIN EF GP LLC
JAVELIN OIL & GAS, LLC
CRESCENT PALO VERDE GP LLC

By: /s/ Brandi Kendall Name: Brandi Kendall Title: Vice President

INDEPENDENCE UPSTREAM HOLDINGS L.P. By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

TITAN ENERGY HOLDINGS L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

COLT ADMIRAL A HOLDING L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

BRIDGE ENERGY LLC BRIDGE ENERGY HOLDINGS LLC SPRINGFIELD GS HOLDINGS LLC CRESCENT EFA GP LLC JAVELIN VENTURECO, LLC CONTANGO CRESCENT RENEE LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

CRESCENT EFA HOLDINGS LLC
By: JAVELIN OIL & GAS, LLC, its sole member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

JAVELIN EF L.P. By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

CRESCENT PALO VERDE LP By: Crescent Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

CRESCENT EF AGGREGATOR L.P. NEWARK C-I HOLDING L.P. CRESCENT PALO VERDE AGGREGATOR L.P. By: Crescent EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person
[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

INDEPENDENCE UPSTREAM L.P. By: Independence Upstream GP LLC, its general partner By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President
INDEPENDENCE UPSTREAM GP LLC By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

CONTANGO CRESCENT VENTURECO I LLC
IE L MERGER SUB LLC
ARTEMIS MERGER SUB II LLC
SILVERBOW AGENTCO INC.
CRESCENT ENERGY OPERATING, LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Senior Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

NEWARK ACQUISITION I L.P. By: Newark Acquisition GP I LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Chief Financial Officer

VITAL MIDSTREAM SERVICES, LLC CRESCENT UINTA, LLC NEWARK HOLDING AGENT CORP. NEWARK ACQUISITION GP I LLC CRESCENT ENERGY MARKETING, LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Chief Financial Officer

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT, COLLATERAL AGENT, LETTER OF CREDIT ISSUER AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and Lender By: /s/ Paige Ebanks Name: Paige Ebanks Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

LETTER OF CREDIT ISSUER and LENDER:	JPMORGAN CHASE BANK, N.A., as a Letter of Credit Issuer and Lender By: /s/ Dalton Harris Name: Dalton Harris Title: Authorized Officer

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

LENDER:	BANK OF AMERICA, N.A., as a Lender By: /s/ Ajay Prakash Name: Ajay Prakash Title: Director
[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

LENDER:	ROYAL BANK OF CANADA, as a Lender By: /s/ Emilee Scott Name: Emilee Scott Title: Authorized Signatory

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Lesley Appou Name: Lesley Appou Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

LENDER:	MIZUHO BANK, LTD., as a Lender By: /s/ Edward Sacks Name: Edward Sacks Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

LENDER:	TRUIST BANK, as a Lender By: /s/ Greg Krablin Name: Greg Krablin Title: Director
[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Michael King Name: Michael King Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Lyle Levy Name: Lyle Levy Title: Director

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

LENDER:
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

 By: /s/ Scott W. Danvers
 Name: Scott W. Danvers
Title: Authorized Signatory
 By: /s/ Donovan C. Broussard
 Name: Donovan C. Broussard
Title: Authorized Signatory

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]

LENDER:	REGIONS BANK, as a Lender By: /s/ Katie Hammons Name: Katie Hammons Title: Director

[Signature Page to Crescent Energy Finance, LLC – Fifteenth Amendment to Credit Agreement]